Exhibit 99.1

Audit Committee Charter

I. Purpose

The Committee’s primary purpose is to assist the Board in fulfilling its oversight responsibilities with respect to:

i.	The integrity of the annual and quarterly financial statements that are provided to shareholders and regulatory bodies;
ii.	The Corporation’s compliance with accounting and finance based legal and regulatory requirements;
iii.	The independent auditor’s qualifications and independence;
iv.	The system of internal accounting and financial reporting controls that management has established,
v.	The performance of the internal and independent audit process and the independent auditor,
vi.	Oversight of the Internal Audit function.

The Committee shall also prepare such reports as are required to be prepared by it by applicable securities law. In addition, the Committee provides an avenue for communication between each of internal audit, the independent auditors, financial and senior management and the Board. The Committee shall have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Committee, as representatives of the shareholders. The Committee shall make regular reports to the Board concerning its activities. The Committee, in its capacity as a committee of the Board, subject to shareholder approval requirements, is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors.

II. Composition of the Committee

The Committee will be comprised of a minimum three directors as determined by the Board of the Directors.

All of the Committee members must be free from any relationship that, in the ipinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

In recognition of the greater responsibilities and obligations expected of members of the Committee, a member of the Committee may receive additional directors’ fees from the Corporation for serving on the Committee. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Committee member in the performance of his or her duties.

All members of the Committee shall have a working familiarity with basic finance and accounting practices.

Committee members shall serve until the successors shall be duly designated and qualified. Any member may be removed at any time, with or without cause, by a majority of the Board then in office. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office.

The Committee’s chairman shall be designated by the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Meetings

The Committee shall meet at least twice a year and as many additional times as the Committee deems necessary to carry out its duties effectively.

Only members of the Committee are entitled to be present at a Committee meeting. The Committee may extend an invitation to any person to attend all or part of any meeting of the Committee which it considers appropriate including a person who will take minutes.

The Committee shall not grant an automatic or standing right of attendance to executives or other officers of the Company, who shall only attend meetings on the specific invitation of the Committee.  At the invitation of the Committee, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Audit Officer and representatives of the independent auditors shall be expected to attend all meetings.  Additionally, if the Board deems it necessary, it may select, by unanimity, a Board director to coordinate various committees of the Board and that director will receive specific invitation to Audit Committee meetings without committee voting rights. That director will receive additional directors’ fees from the Corporation for serving in this capacity; these fees will be commensurate with the extra effort expended in the capacity as Board coordinator, and approved by the Chairman.

A quorum for a meeting of the Committee is two members. A duly convened meeting of the Committee at which a quorum is present is competent to exercise all or any of the authorities, powers or discretions vested in or exercisable by, the Committee.

The Chief Audit Officer or independent auditors may request a meeting of the Committee if they deem that one is necessary.

IV. Responsibilities

To carry out its oversight responsibilities, the Committee shall:

A. Audit Specific Duties

(i) Audit Process

1.	Meet with the independent auditor prior to the audit to review the scope and general extent of the independent auditor’s annual audit including the planning and staffing of the audit. This review shall include an explanation from the independent auditors of the factors considered by the auditors in determining their audit scope, including the major risk factors.
2.	Require the independent auditor to provide a timely report setting forth (i) all critical accounting policies, significant accounting judgments and practices to be used; (ii) all alternative treatments of financial information within Generally Accepted Accounting Principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and, (iii) other material written communications between the independent auditor and management.
3.	Take all reasonable steps to ensure that officers, directors or persons acting under their direction are aware that they are prohibited from coercing, manipulating, misleading or fraudulently influencing the independent auditors when such person knew or should have known that the action could result in rendering the financial statements materially misleading.
4.	Upon completion of the annual audit, review the following with management and the independent auditors:

•	The annual financial statements including related footnotes and the MD&A to be included in the Corporation’s annual report to shareholders on Form 10-K.

•	The significant audit and accounting judgments and reporting principles, practices and procedures applied by the Corporation in preparing its financial statements including any newly adopted accounting policies and the reasons for their adoption.

•	Any transactions accounted for by the Corporation where management has obtained opinion letters providing that hypothetical transactions accounted for in a similar manner are accounted for in accordance with GAAP (letters issued in accordance with Statement of Auditing Standards 50 - “Reports on the Application of Accounting Principles”).

•	The results of the audit of the financial statements and the related audit report thereon. The independent auditors should confirm to the Committee that no limitations were placed on the scope or nature of their audit procedures.

•	The levels of errors identified during the audit, obtaining explanations from management and, where necessary the independent auditors, as to why certain errors might remain unadjusted.

•	Major issues that arose during the course of the audit and have subsequently been resolved and those issues that have been left unresolved.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit, including any problems or disagreements with management which, if not satisfactorily resolved, would have caused the independent auditors to issue a non-standard report on the Corporation’s financial statements.

•	The co-operation received by the independent auditors during their audit, including access to all requested records, data and information.
•	Any other matters not described above that are required to be communicated by the independent auditors to the Committee pursuant to Statement of Auditing Standards 61 – “Communication With Audit Committee”, as amended by Statement of Auditing Standards 90 – “Audit Committee Communications”.

B. Ongoing Duties

1.	Discuss guidelines and policies with respect to risk assessment and risk management. Discuss major financial risk exposures and steps management has taken to monitor and control such exposures.
2.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
3.	Regularly report to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal audit function.
4.	Review interim, 10Q, and annual financial statements, the Company's annual report, preliminary announcements and related formal statements before submission to the Board, paying particular attention to:

•	critical accounting policies and practices and any changes therein;

•	decisions requiring a major element of judgment;

•	the extent to which the financial statements are affected by any unusual transactions in the year and how they are disclosed;

•	the clarity and completeness of disclosures and report its views to the Board where, following its review, the Committee is not satisfied with any aspect of the proposed financial reporting by the Company;

•	significant adjustments resulting from the audit;

•	the going concern assumption;

•	compliance with applicable accounting standards;

•	compliance with stock exchange and legal requirements,

•	reviewing the Company's statement on internal control systems prior to endorsement by the Board and to review the policies and process for identifying and assessing business risks and the management of those risks by the Company.

D. Regulatory Compliance Duties

1.	Prepare a letter for the annual report to shareholders and the Annual Report on Form 10-K, disclosing whether or not, with respect to the prior fiscal year:

(i)	management has reviewed the audited financial statements with the Committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the Corporation’s financial statements;

(ii)	the independent auditors have discussed with the Committee the independent auditors’ judgments of the quality of those principles as applied and judgments referenced in (i) above under the circumstances;

(iii)	the members of the Committee have discussed among themselves, without management or the independent auditors present, the information disclosed to the Committee described in (i) and (ii) above; and,
(iv)	the Committee, in reliance on the review and discussions conducted with management and the outside auditors pursuant to (i) and (ii) above, believes that the Corporation’s financial statements are fairly presented in conformity with Canadian GAAP in all material respects and that the reconciliation of the Corporation’s financial statements to U.S. GAAP complies with the requirements of the Securities Exchange Act of 1934.
2.	Receive reports, from time to time, as required, from management, the Corporation’s Chief Audit Officer or, to the best of their knowledge, the independent auditor that the Corporation’s subsidiary / foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Ethics Policy, including disclosures of insider and affiliated party transactions.
3.	Review with the independent auditor any reports required to be submitted to the Committee under Section 10A of the Securities Exchange Act of 1934 (regarding the detection of illegal acts, the identification of related party transactions and the evaluation of whether there is substantial doubt about the ability of the Corporation to continue as a going concern).
4.	Prepare such reports as are required to be prepared by the Committee pursuant to applicable securities law.

Adopted by the Board of Directors on April 8, 2011